Exhibit 99.2

Travelers Property Casualty Corp.
Financial Supplement - Fourth Quarter 2003

Travelers Property Casualty Corp.
Financial Highlights
(in millions, except per share data)

Travelers Property Casualty Corp. is one of the largest property and casualty insurance companies in the United States. The company provides a wide range of commercial and personal property and casualty insurance products and services to businesses, associations and individuals.

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0
Net income (loss) per share:
Basic	$0.13	$0.33	$0.33	$(0.79)	$0.34
Diluted	$0.13	$0.33	$0.33	$(0.79)	$0.34
Operating income (loss)	$326.6	$356.8	$360.1	$(925.3)	$338.5
Operating income (loss) per share:
Basic	$0.41	$0.36	$0.36	$(0.92)	$0.34
Diluted	$0.41	$0.36	$0.36	$(0.92)	$0.34
Return on equity	4.0%	13.3%	12.4%	(29.8)%	13.1%
Operating return on equity	13.1%	14.7%	14.3%	(37.9)%	14.2%
Total assets, at period end (1)	$57,946.0	$59,385.6	$59,698.4	$64,137.5	$65,384.0
Total equity, at period end	$9,631.6	$10,264.1	$11,160.3	$10,137.3	$10,560.7
Book value per share, at period end	$9.63	$10.26	$11.12	$10.10	$10.50
Book value per share, excluding FAS 115, at period end	$9.56	$9.89	$10.21	$9.38	$9.63
Weighted average number of common shares outstanding (basic)	794.7	1,000.0	1,000.0	1,000.4	1,002.5
Weighted average number of common shares outstanding and common stock equivalents (diluted)	794.7	1,000.0	1,002.0	1,000.4	1,007.6
Common shares outstanding at period end	1,000.0	1,000.0	1,003.3	1,003.9	1,006.2
Common stock dividends declared (2)	$5,252.5	$—	$—	$—	$60.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Net income (loss)	$441.2	$426.1	$488.7	$(27.0)	$1,696.0
Net income (loss) per share:
Basic	$0.44	$0.43	$0.49	$(0.03)	$1.69
Diluted	$0.44	$0.42	$0.49	$(0.03)	$1.68
Operating income (loss)	$430.8	$442.7	$463.3	$118.2	$1,675.3
Operating income (loss) per share:
Basic	$0.43	$0.44	$0.46	$0.12	$1.67
Diluted	$0.43	$0.44	$0.46	$0.12	$1.66
Return on equity	16.1%	15.0%	16.7%	(0.3)%	15.3%
Operating return on equity	17.4%	17.3%	17.4%	1.2%	16.6%
Total assets, at period end (1)	$66,030.7	$63,534.9	$64,872.0	$64,137.5	$64,872.0
Total equity, at period end	$11,315.8	$11,472.3	$11,986.7	$10,137.3	$11,986.7
Book value per share, at period end	$11.24	$11.42	$11.92	$10.10	$11.92
Book value per share, excluding FAS 115, at period end	$10.02	$10.36	$10.87	$9.38	$10.87
Weighted average number of common shares outstanding (basic)	1,002.3	1,002.1	1,001.0	949.5	1,002.0
Weighted average number of common shares outstanding and common stock equivalents (diluted)	1,007.7	1,007.6	1,006.5	951.2	1,007.3
Common shares outstanding at period end	1,006.8	1,004.7	1,005.5	1,003.9	1,005.5
Common stock dividends declared (2)	$60.4	$80.5	$80.4	$5,252.5	$281.8

(1)	Preliminary for 4Q03 and YTD 4Q03.

(2)	1Q02 dividends were primarily paid in the form of notes, which were substantially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Reconciliation to Net Income (Loss) and Earnings Per Share
(in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Net income (loss)
Operating income (loss)	$326.6	$356.8	$360.1	$(925.3)	$338.5
Net realized investment gains (losses)	18.9	(24.0)	(27.8)	131.9	1.5
Restructuring charge	(0.8)	(0.8)	—	—	—
Cumulative effect of change in accounting principle (1)	(242.6)	—	—	—	—

Net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0

Basic earnings per share
Operating income (loss)	$0.41	$0.36	$0.36	$(0.92)	$0.34
Net realized investment gains (losses)	0.02	(0.03)	(0.03)	0.13	—
Cumulative effect of change in accounting principle (1)	(0.30)	—	—	—	—

Net income (loss)	$0.13	$0.33	$0.33	$(0.79)	$0.34

Diluted earnings per share
Operating income (loss)	$0.41	$0.36	$0.36	$(0.92)	$0.34
Net realized investment gains (losses)	0.02	(0.03)	(0.03)	0.13	—
Cumulative effect of change in accounting principle (1)	(0.30)	—	—	—	—

Net income (loss)	$0.13	$0.33	$0.33	$(0.79)	$0.34

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Net income (loss)
Operating income (loss)	$430.8	$442.7	$463.3	$118.2	$1,675.3
Net realized investment gains (losses)	10.4	(16.6)	25.4	99.0	20.7
Restructuring charge	—	—	—	(1.6)	—
Cumulative effect of change in accounting principle (1)	—	—	—	(242.6)	—

Net income (loss)	$441.2	$426.1	$488.7	$(27.0)	$1,696.0

Basic earnings per share
Operating income (loss)	$0.43	$0.44	$0.46	$0.12	$1.67
Net realized investment gains (losses)	0.01	(0.01)	0.03	0.11	0.02
Cumulative effect of change in accounting principle (1)	—	—	—	(0.26)	—

Net income (loss)	$0.44	$0.43	$0.49	$(0.03)	$1.69

Diluted earnings per share
Operating income (loss)	$0.43	$0.44	$0.46	$0.12	$1.66
Net realized investment gains (losses)	0.01	(0.02)	0.03	0.11	0.02
Cumulative effect of change in accounting principle (1)	—	—	—	(0.26)	—

Net income (loss)	$0.44	$0.42	$0.49	$(0.03)	$1.68

(1)	Resulting from a change in accounting for goodwill and other intangible assets.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Consolidated Statement of Income (Loss)
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6
Net investment income	487.8	464.8	440.7	487.2	455.9
Fee income	102.7	108.8	118.6	124.8	136.3
Net realized investment gains (losses)	28.8	(36.0)	(51.3)	205.2	6.5
Recoveries from former affiliate (1)	—	—	159.3	360.7	—
Other revenues	28.8	25.5	21.3	36.7	25.7

Total revenues	3,232.7	3,319.8	3,563.9	4,153.3	3,603.0

Claims and expenses
Claims and claim adjustment expenses (1)	1,986.1	2,094.3	2,370.0	4,688.1	2,287.9
Amortization of deferred acquisition costs	426.4	446.1	462.3	475.4	462.7
Interest expense	35.8	39.8	40.4	40.8	51.7
General and administrative expenses	330.1	304.4	351.6	437.9	393.4

Total claims and expenses	2,778.4	2,884.6	3,224.3	5,642.2	3,195.7

Income (loss) before federal income taxes (benefit), minority interest and cumulative effect of change in accounting principle (1)	454.3	435.2	339.6	(1,488.9)	407.3
Federal income taxes (benefit) (1)	109.6	103.2	6.0	(695.3)	89.8
Minority interest, net of tax	—	—	1.3	(0.2)	(22.5)

Income (loss) before cumulative effect of change in accounting principle	344.7	332.0	332.3	(793.4)	340.0
Cumulative effect of change in accounting for goodwill and other intangible assets, net of tax	(242.6)	—	—	—	—

Net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0

Other statistics:
Effective tax rate on net investment income	26.0%	25.5%	24.7%	25.5%	24.6%
Net investment income (after-tax)	$361.1	$346.4	$331.9	$363.1	$343.8
Catastrophe losses, net of reinsurance (pre-tax)	$16.0	$22.0	$17.0	$29.1	$67.3
Asbestos and environmental losses (pre-tax)	$63.7	$65.0	$316.4	$2,650.0	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Revenues
Premiums	$3,100.4	$3,149.2	$3,317.2	$11,155.3	$12,545.4
Net investment income	455.9	457.9	499.1	1,880.5	1,868.8
Fee income	133.7	133.7	156.3	454.9	560.0
Net realized investment gains (losses)	16.1	(23.3)	38.7	146.7	38.0
Recoveries from former affiliate (1)	—	—	—	520.0	—
Other revenues	42.6	28.0	30.7	112.3	127.0

Total revenues	3,748.7	3,745.5	4,042.0	14,269.7	15,139.2

Claims and expenses
Claims and claim adjustment expenses (1)	2,211.0	2,236.5	2,383.0	11,138.5	9,118.4
Amortization of deferred acquisition costs	483.4	512.3	525.3	1,810.2	1,983.7
Interest expense	40.3	38.1	36.3	156.8	166.4
General and administrative expenses	413.3	397.9	436.7	1,424.0	1,641.3

Total claims and expenses	3,148.0	3,184.8	3,381.3	14,529.5	12,909.8

Income (loss) before federal income taxes (benefit), minority interest and cumulative effect of change in accounting principle (1)	600.7	560.7	660.7	(259.8)	2,229.4
Federal income taxes (benefit) (1)	155.1	131.6	160.9	(476.5)	537.4
Minority interest, net of tax	4.4	3.0	11.1	1.1	(4.0)

Income (loss) before cumulative effect of change in accounting principle	441.2	426.1	488.7	215.6	1,696.0
Cumulative effect of change in accounting for goodwill and other intangible assets, net of tax	—	—	—	(242.6)	—

Net income (loss)	$441.2	$426.1	$488.7	$(27.0)	$1,696.0

Other statistics:
Effective tax rate on net investment income	24.3%	24.2%	24.1%	25.4%	24.3%
Net investment income (after-tax)	$345.3	$347.2	$378.9	$1,402.5	$1,415.2
Catastrophe losses, net of reinsurance (pre-tax)	$110.8	$127.7	$46.6	$84.1	$352.4
Asbestos and environmental losses (pre-tax)	$—	$—	$59.8	$3,095.1	$59.8

(1)	Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million, $555.0 million and $800.0 million, income (loss) before federal income taxes (benefit), minority interest and cumulative effect of change in accounting principle include a reduction of $85.7 million, $194.3 million and $280.0 million and federal income taxes (benefit) include a reduction of $85.7 million, $194.3 million and $280.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 16.4%, 8.5% and 70.0% for 3Q02, 4Q02 and YTD 4Q02, respectively.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Consolidated After-Tax Net Income (Loss) by
Major Component and GAAP Combined Ratio
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Consolidated underwriting gain, before catastrophes and prior year reserve development	$45.6	$93.8	$103.8	$73.9	$151.4
Catastrophes	(10.4)	(14.3)	(11.1)	(18.9)	(43.7)
Prior year reserve development - benefit/(charge):
Asbestos (1)	(32.5)	(33.3)	(31.7)	(1,296.8)	—
All other	(25.8)	(21.5)	(11.0)	(34.5)	(106.2)
Accretion of discount	(7.2)	(7.2)	(7.2)	(7.3)	(13.5)

Underwriting gain (loss)	(30.3)	17.5	42.8	(1,283.6)	(12.0)
Net investment income	361.1	346.4	331.9	363.1	343.8
Other, including interest expense and minority interest	(4.2)	(7.1)	(14.6)	(4.8)	6.7

Consolidated operating income (loss)	326.6	356.8	360.1	(925.3)	338.5
Net realized investment gains (losses)	18.9	(24.0)	(27.8)	131.9	1.5
Restructuring charge	(0.8)	(0.8)	—	—	—
Cumulative effect of change in accounting principle	(242.6)	—	—	—	—

Consolidated net income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0

Consolidated GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	70.1%	69.8%	68.5%	67.2%	66.2%
Other underwriting expense ratio	27.3%	25.3%	26.1%	28.8%	26.0%

	97.4%	95.1%	94.6%	96.0%	92.2%
Catastrophes	0.6%	0.8%	0.6%	1.0%	2.3%
Prior year reserve development - (benefit)/charge:
Asbestos	2.0%	1.9%	1.7%	67.9%	—
All other	1.5%	1.2%	0.6%	1.8%	5.5%
Accretion of discount	0.4%	0.4%	0.4%	0.4%	0.7%

Consolidated GAAP combined ratio	101.9%	99.4%	97.9%	167.1%	100.7%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Consolidated underwriting gain, before catastrophes and prior year reserve development	$180.2	$190.4	$343.7	$317.1	$865.7
Catastrophes	(72.1)	(83.0)	(30.2)	(54.7)	(229.0)
Prior year reserve development - benefit/(charge):
Asbestos (1)	—	—	—	(1,394.3)	—
All other	(8.9)	9.2	(203.5)	(92.8)	(309.4)
Accretion of discount	(10.4)	(11.7)	(11.7)	(28.9)	(47.3)

Underwriting gain (loss)	88.8	104.9	98.3	(1,253.6)	280.0
Net investment income	345.3	347.2	378.9	1,402.5	1,415.2
Other, including interest expense and minority interest	(3.3)	(9.4)	(13.9)	(30.7)	(19.9)

Consolidated operating income (loss)	430.8	442.7	463.3	118.2	1,675.3
Net realized investment gains (losses)	10.4	(16.6)	25.4	99.0	20.7
Restructuring charge	—	—	—	(1.6)	—
Cumulative effect of change in accounting principle	—	—	—	(242.6)	—

Consolidated net income (loss)	$441.2	$426.1	$488.7	$(27.0)	$1,696.0

Consolidated GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	65.0%	64.9%	58.6%	68.8%	63.5%
Other underwriting expense ratio	26.0%	26.3%	26.3%	26.9%	26.2%

	91.0%	91.2%	84.9%	95.7%	89.7%
Catastrophes	3.6%	4.1%	1.4%	0.8%	2.8%
Prior year reserve development - (benefit)/charge:
Asbestos	—	—	—	19.2%	—
All other	0.4%	(0.5)%	9.4%	1.3%	3.8%
Accretion of discount	0.5%	0.6%	0.5%	0.4%	0.6%

Consolidated GAAP combined ratio	95.5%	95.4%	96.2%	117.4%	96.9%

(1)	Net of benefit of $159.3 million, $360.7 million and $520.0 million in 3Q02, 4Q02 and YTD 4Q02, respectively, related to asbestos incurrals subject to the Citigroup indemnification agreement.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Consolidated Operating Income (Loss)
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6
Net investment income	487.8	464.8	440.7	487.2	455.9
Fee income	102.7	108.8	118.6	124.8	136.3
Recoveries from former affiliate (1)	—	—	159.3	360.7	—
Other revenues	28.8	25.5	21.3	36.7	25.7

Total revenues	3,203.9	3,355.8	3,615.2	3,948.1	3,596.5

Claims and expenses
Claims and claim adjustment expenses (1)	1,986.1	2,094.3	2,370.0	4,688.1	2,287.9
Amortization of deferred acquisition costs	426.4	446.1	462.3	475.4	462.7
Interest expense	35.8	39.8	40.4	40.8	51.7
General and administrative expenses	328.9	303.2	351.6	437.9	393.4

Total claims and expenses	2,777.2	2,883.4	3,224.3	5,642.2	3,195.7

Operating income (loss) before federal income taxes (benefit) and minority interest (1)	426.7	472.4	390.9	(1,694.1)	400.8
Federal income taxes (benefit) (1)	100.1	115.6	29.6	(767.1)	87.5
Minority interest, net of tax	—	—	1.2	(1.7)	(25.2)

Operating income (loss)	$326.6	$356.8	$360.1	$(925.3)	$338.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Revenues
Premiums	$3,100.4	$3,149.2	$3,317.2	$11,155.3	$12,545.4
Net investment income	455.9	457.9	499.1	1,880.5	1,868.8
Fee income	133.7	133.7	156.3	454.9	560.0
Recoveries from former affiliate (1)	—	—	—	520.0	—
Other revenues	42.6	28.0	30.7	112.3	127.0

Total revenues	3,732.6	3,768.8	4,003.3	14,123.0	15,101.2

Claims and expenses
Claims and claim adjustment expenses (1)	2,211.0	2,236.5	2,383.0	11,138.5	9,118.4
Amortization of deferred acquisition costs	483.4	512.3	525.3	1,810.2	1,983.7
Interest expense	40.3	38.1	36.3	156.8	166.4
General and administrative expenses	413.3	397.9	436.7	1,421.6	1,641.3

Total claims and expenses	3,148.0	3,184.8	3,381.3	14,527.1	12,909.8

Operating income (loss) before federal income taxes (benefit) and minority interest (1)	584.6	584.0	622.0	(404.1)	2,191.4
Federal income taxes (benefit) (1)	149.6	139.3	147.6	(521.8)	524.0
Minority interest, net of tax	4.2	2.0	11.1	(0.5)	(7.9)

Operating income (loss)	$430.8	$442.7	$463.3	$118.2	$1,675.3

(1)	Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million, $555.0 million and $800.0 million, operating income (loss) before federal income taxes (benefit) and minority interest include a reduction of $85.7 million, $194.3 million and $280.0 million and federal income taxes (benefit) include a reduction of $85.7 million, $194.3 million and $280.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 14.2%, 7.5% and 45.0% for 3Q02, 4Q02 and YTD 4Q02, respectively.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Property Casualty Operations - Selected Statistics
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory underwriting
Net written premiums	$2,725.1	$3,095.5	$3,057.6	$3,066.3	$3,166.5
Net earned premiums	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6
Losses and loss adjustment expenses	1,935.5	2,053.9	2,329.4	4,600.5	2,233.7
Other underwriting expenses	722.2	760.9	772.7	817.9	772.3

Statutory underwriting gain (loss)	(73.1)	(58.1)	(226.8)	(2,479.7)	(27.4)
Policyholder dividends	7.4	(1.7)	4.0	4.6	4.4

Statutory underwriting gain (loss) after policyholder dividends	$(80.5)	$(56.4)	$(230.8)	$(2,484.3)	$(31.8)

Adjusted statutory underwriting gain (loss) after policyholder dividends (1)	$(80.5)	$(56.4)	$14.2	$(1,929.3)	$(31.8)

Statutory combined ratio (2)
Loss and loss adjustment expense ratio	74.9%	74.5%	81.0%	156.5%	75.0%
Other underwriting expense ratio	26.5%	24.6%	25.3%	26.7%	24.4%

Combined ratio	101.4%	99.1%	106.3%	183.2%	99.4%

Adjusted combined ratio (1)	101.4%	99.1%	97.8%	164.3%	99.4%

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio	74.6%	74.1%	71.8%	138.3%	74.7%
Other underwriting expense ratio	27.3%	25.3%	26.1%	28.8%	26.0%

Combined ratio	101.9%	99.4%	97.9%	167.1%	100.7%

Impact on combined ratio
Catastrophes	0.6%	0.8%	0.6%	1.0%	2.3%
Prior year reserve development - (benefit)/charge:
Asbestos:
Not subject to Citigroup indemnification agreement	2.0%	1.9%	1.7%	67.9%	—
Subject to Citigroup indemnification agreement (1)	—	—	8.5%	18.9%	—
Environmental	0.5%	0.5%	0.8%	3.4%	—
All other	1.0%	0.7%	(0.2)%	(1.6)%	5.5%
Accretion of discount	0.4%	0.4%	0.4%	0.4%	0.7%
Other statutory statistics
Reserves for losses and loss adjustment expenses	$20,193.0	$20,306.8	$20,719.6	$23,280.2	$23,478.9
Increase (decrease) in reserves	$(21.5)	$113.8	$412.8	$2,560.6	$198.7
Statutory surplus	$7,692.9	$7,645.2	$7,386.8	$7,286.6	$7,841.1
Net written premiums/surplus (4)	1.37:1	1.44:1	1.55:1	1.64:1	1.58:1

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Statutory underwriting
Net written premiums	$3,269.3	$3,375.6	$3,389.4	$11,944.5	$13,200.8
Net earned premiums	$3,100.4	$3,149.2	$3,317.2	$11,155.3	$12,545.4
Losses and loss adjustment expenses	2,162.8	2,188.5	2,329.3	10,919.3	8,914.3
Other underwriting expenses	827.5	863.2	869.9	3,073.7	3,332.9

Statutory underwriting gain (loss)	110.1	97.5	118.0	(2,837.7)	298.2
Policyholder dividends	7.7	4.1	(3.1)	14.3	13.1

Statutory underwriting gain (loss) after policyholder dividends	$102.4	$93.4	$121.1	$(2,852.0)	$285.1

Adjusted statutory underwriting gain (loss) after policyholder dividends (1)	$102.4	$93.4	$121.1	$(2,052.0)	$285.1

Statutory combined ratio (2)
Loss and loss adjustment expense ratio	69.8%	69.5%	70.2%	97.9%	71.1%
Other underwriting expense ratio	25.3%	25.6%	25.7%	25.7%	25.2%

Combined ratio	95.1%	95.1%	95.9%	123.6%	96.3%

Adjusted combined ratio (1)	95.1%	95.1%	95.9%	116.4%	96.3%

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio	69.5%	69.1%	69.9%	90.5%	70.7%
Other underwriting expense ratio	26.0%	26.3%	26.3%	26.9%	26.2%

Combined ratio	95.5%	95.4%	96.2%	117.4%	96.9%

Impact on combined ratio
Catastrophes	3.6%	4.1%	1.4%	0.8%	2.8%
Prior year reserve development - (benefit)/charge:
Asbestos:
Not subject to Citigroup indemnification agreement	—	—	—	19.2%	—
Subject to Citigroup indemnification agreement (1)	—	—	—	7.2%	—
Environmental	—	—	1.8%	1.3%	0.5%
All other	0.4%	(0.5)%	7.6%	—	3.3%
Accretion of discount	0.5%	0.6%	0.5%	0.4%	0.6%
Other statutory statistics
Reserves for losses and loss adjustment expenses	$23,422.4	$23,726.5	$24,029.1	$23,280.2	$24,029.1
Increase (decrease) in reserves	$(56.5)	$304.1	$302.6	$3,065.7	$748.9
Statutory surplus	$8,122.1	$8,196.6	$8,444.2	$7,286.6	$8,444.2
Net written premiums/surplus (4)	1.55:1	1.57:1	1.56:1	1.64:1	1.56:1

(1)	The adjusted statutory underwriting gain (loss) after policyholder dividends, the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)	Before policyholder dividends.

(3)	For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Loss and loss adjustment expenses	$51.6	$52.0	$57.9	$65.5	$59.1
Other underwriting expenses	51.1	56.8	60.7	59.3	77.2

Total fee income	$102.7	$108.8	$118.6	$124.8	$136.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Loss and loss adjustment expenses	$47.2	$55.8	$68.5	$227.0	$230.6
Other underwriting expenses	86.5	77.9	87.8	227.9	329.4

Total fee income	$133.7	$133.7	$156.3	$454.9	$560.0

(4)	Based on 12 month rolling net written premiums.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Property Casualty Operations - Written and Earned Premiums
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Written premiums
Direct	$3,176.2	$3,315.6	$3,519.4	$3,457.1	$3,632.9
Assumed	124.5	189.6	175.0	117.8	108.9
Ceded	(575.6)	(409.7)	(636.8)	(508.6)	(575.3)

Net	$2,725.1	$3,095.5	$3,057.6	$3,066.3	$3,166.5

Earned premiums
Direct	$2,920.8	$3,078.5	$3,223.1	$3,302.7	$3,403.0
Assumed	150.1	183.3	179.4	158.6	124.4
Ceded	(486.3)	(505.1)	(527.2)	(522.6)	(548.8)

Net	$2,584.6	$2,756.7	$2,875.3	$2,938.7	$2,978.6

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Written premiums
Direct	$3,672.1	$3,880.7	$3,790.9	$13,468.3	$14,976.6
Assumed	113.8	134.8	140.6	606.9	498.1
Ceded	(516.6)	(639.9)	(542.1)	(2,130.7)	(2,273.9)

Net	$3,269.3	$3,375.6	$3,389.4	$11,944.5	$13,200.8

Earned premiums
Direct	$3,539.7	$3,605.0	$3,776.1	$12,525.1	$14,323.8
Assumed	123.0	116.4	134.4	671.4	498.2
Ceded	(562.3)	(572.2)	(593.3)	(2,041.2)	(2,276.6)

Net	$3,100.4	$3,149.2	$3,317.2	$11,155.3	$12,545.4

Travelers Property Casualty Corp.
Commercial Lines Operating Income (Loss)
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$1,554.6	$1,688.4	$1,757.8	$1,800.4	$1,840.3
Net investment income	382.4	369.7	357.8	385.4	365.7
Fee income	102.7	108.8	118.6	124.8	136.3
Recoveries from former affiliate (1)	—	—	159.3	360.7	—
Other revenues	7.7	6.2	1.6	16.6	3.3

Total revenues	2,047.4	2,173.1	2,395.1	2,687.9	2,345.6

Claims and expenses
Claims and claim adjustment expenses (1)	1,200.2	1,276.2	1,563.3	3,892.4	1,487.2
Amortization of deferred acquisition costs	251.3	265.8	274.6	281.1	278.3
Interest expense	0.6	0.6	1.1	1.2	1.3
General and administrative expenses	233.3	218.4	254.4	324.9	286.9

Total claims and expenses	1,685.4	1,761.0	2,093.4	4,499.6	2,053.7

Operating income (loss) before federal income taxes (benefit) and minority interest (1)	362.0	412.1	301.7	(1,811.7)	291.9
Federal income taxes (benefit) (1)	84.4	101.6	5.8	(801.4)	56.2
Minority interest, net of tax	—	—	1.2	(1.7)	(25.2)

Operating income (loss)	$277.6	$310.5	$294.7	$(1,008.6)	$260.9

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Revenues
Premiums	$1,907.6	$1,916.9	$2,058.0	$6,801.2	$7,722.8
Net investment income	365.0	368.0	408.2	1,495.3	1,506.9
Fee income	133.7	133.7	156.3	454.9	560.0
Recoveries from former affiliate (1)	—	—	—	520.0	—
Other revenues	19.7	7.4	10.3	32.1	40.7

Total revenues	2,426.0	2,426.0	2,632.8	9,303.5	9,830.4

Claims and expenses
Claims and claim adjustment expenses (1)	1,353.0	1,328.8	1,615.0	7,932.1	5,784.0
Amortization of deferred acquisition costs	288.6	304.2	311.8	1,072.8	1,182.9
Interest expense	1.2	1.3	1.2	3.5	5.0
General and administrative expenses	308.8	293.0	318.7	1,031.0	1,207.4

Total claims and expenses	1,951.6	1,927.3	2,246.7	10,039.4	8,179.3

Operating income (loss) before federal income taxes (benefit) and minority interest (1)	474.4	498.7	386.1	(735.9)	1,651.1
Federal income taxes (benefit) (1)	118.2	116.9	72.7	(609.6)	364.0
Minority interest, net of tax	4.2	2.0	11.1	(0.5)	(7.9)

Operating income (loss)	$352.0	$379.8	$302.3	$(125.8)	$1,295.0

(1)	Recoveries from former affiliate represents the recoveries received under the Citigroup indemnification agreement. Claims and claim adjustment expenses include an increase of $245.0 million, $555.0 million and $800.0 million, operating income (loss) before federal income taxes (benefit) and minority interest include a reduction of $85.7 million, $194.3 million and $280.0 million and federal income taxes (benefit) include a reduction of $85.7 million, $194.3 million and $280.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively. This also resulted in a reduction of the effective tax rate of 18.5%, 6.9% and 24.7% for 3Q02, 4Q02 and YTD 4Q02, respectively.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Commercial Lines After-Tax Operating Income (Loss) by
Major Component and GAAP Combined Ratio
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

CL underwriting gain, before catastrophes and prior year reserve development	$49.3	$88.5	$72.7	$55.0	$116.3
Catastrophes	—	—	—	—	(19.5)
Prior year reserve development - benefit/(charge):
Asbestos (1)	(32.5)	(33.3)	(31.7)	(1,296.8)	—
All other	(22.5)	(18.9)	(9.0)	(61.8)	(128.9)
Accretion of discount	(7.2)	(7.2)	(7.2)	(7.3)	(13.5)

Underwriting gain (loss)	(12.9)	29.1	24.8	(1,310.9)	(45.6)
Net investment income	285.4	277.5	270.7	289.7	278.5
Other, including minority interest	5.1	3.9	(0.8)	12.6	28.0

CL operating income (loss)	$277.6	$310.5	$294.7	$(1,008.6)	$260.9

CL GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	67.2%	67.2%	67.3%	64.8%	63.9%
Other underwriting expense ratio	27.9%	25.3%	26.6%	30.4%	26.5%

	95.1%	92.5%	93.9%	95.2%	90.4%
Catastrophes	—	—	—	—	1.6%
Prior year reserve development - (benefit)/charge:
Asbestos	3.2%	3.0%	2.8%	110.8%	—
All other	2.3%	1.7%	0.8%	5.3%	10.8%
Accretion of discount	0.7%	0.7%	0.6%	0.6%	1.1%

CL GAAP combined ratio	101.3%	97.9%	98.1%	211.9%	103.9%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

CL underwriting gain, before catastrophes and prior year reserve development	$134.2	$145.8	$272.0	$265.5	$668.3
Catastrophes	(27.3)	(23.0)	2.4	—	(67.4)
Prior year reserve development - benefit/(charge):
Asbestos (1)	—	—	—	(1,394.3)	—
All other	(33.3)	(15.6)	(269.4)	(112.2)	(447.2)
Accretion of discount	(10.4)	(11.7)	(11.7)	(28.9)	(47.3)

Underwriting gain (loss)	63.2	95.5	(6.7)	(1,269.9)	106.4
Net investment income	279.3	281.6	312.5	1,123.3	1,151.9
Other, including minority interest	9.5	2.7	(3.5)	20.8	36.7

CL operating income (loss)	$352.0	$379.8	$302.3	$(125.8)	$1,295.0

CL GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	62.3%	62.3%	54.5%	66.6%	60.6%
Other underwriting expense ratio	26.8%	27.1%	26.4%	27.6%	26.7%

	89.1%	89.4%	80.9%	94.2%	87.3%
Catastrophes	2.2%	1.8%	(0.2)%	—	1.3%
Prior year reserve development - (benefit)/charge:
Asbestos	—	—	—	31.5%	—
All other	2.7%	1.2%	20.1%	2.5%	8.9%
Accretion of discount	0.8%	0.9%	0.9%	0.7%	0.9%

CL GAAP combined ratio	94.8%	93.3%	101.7%	128.9%	98.4%

(1)	Net of benefit of $159.3 million, $360.7 million and $520.0 million in 3Q02, 4Q02 and YTD 4Q02, respectively, related to asbestos incurrals subject to the Citigroup indemnification agreement.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Commercial Lines - Selected Statistics
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory underwriting
Net written premiums	$1,687.7	$1,921.5	$1,839.6	$1,920.7	$2,016.5
Net earned premiums	$1,554.6	$1,688.4	$1,757.8	$1,800.4	$1,840.3
Losses and loss adjustment expenses	1,149.8	1,235.5	1,522.8	3,804.8	1,433.0
Other underwriting expenses	460.6	482.0	476.8	526.6	492.0

Statutory underwriting gain (loss)	(55.8)	(29.1)	(241.8)	(2,531.0)	(84.7)
Policyholder dividends	7.4	(1.7)	4.0	4.6	4.4

Statutory underwriting gain (loss) after policyholder dividends	$(63.2)	$(27.4)	$(245.8)	$(2,535.6)	$(89.1)

Adjusted statutory underwriting gain (loss) after policyholder dividends (1)	$(63.2)	$(27.4)	$(0.8)	$(1,980.6)	$(89.1)

Statutory combined ratio (2)
Loss and loss adjustment expense ratio	74.0%	73.2%	86.6%	211.3%	77.9%
Other underwriting expense ratio	27.3%	25.1%	25.9%	27.4%	24.4%

Combined ratio	101.3%	98.3%	112.5%	238.7%	102.3%

Adjusted combined ratio (1)	101.3%	98.3%	98.6%	207.9%	102.3%

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio	73.4%	72.6%	71.5%	181.5%	77.4%
Other underwriting expense ratio	27.9%	25.3%	26.6%	30.4%	26.5%

Combined ratio	101.3%	97.9%	98.1%	211.9%	103.9%

Impact on combined ratio
Catastrophes	—	—	—	—	1.6%
Prior year reserve development - (benefit)/charge:
Asbestos:
Not subject to Citigroup indemnification agreement	3.2%	3.0%	2.8%	110.8%	—
Subject to Citigroup indemnification agreement (1)	—	—	13.9%	30.8%	—
Environmental	0.9%	0.8%	1.3%	5.6%	—
All other	1.4%	0.9%	(0.5)%	(0.3)%	10.8%
Accretion of discount	0.7%	0.7%	0.6%	0.6%	1.1%
Other statistics
Effective tax rate on net investment income	25.4%	24.9%	24.3%	24.8%	23.8%
Net investment income (after-tax)	$285.4	$277.5	$270.7	$289.7	$278.5
Catastrophe losses, net of reinsurance (pre-tax)	$—	$—	$—	$—	$30.0
Asbestos and environmental losses (pre-tax)	$63.7	$65.0	$316.4	$2,650.0	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Statutory underwriting
Net written premiums	$1,958.0	$2,019.8	$2,125.1	$7,369.5	$8,119.4
Net earned premiums	$1,907.6	$1,916.9	$2,058.0	$6,801.2	$7,722.8
Losses and loss adjustment expenses	1,304.8	1,280.8	1,561.3	7,712.9	5,579.9
Other underwriting expenses	515.5	529.4	538.9	1,946.0	2,075.8

Statutory underwriting gain (loss)	87.3	106.7	(42.2)	(2,857.7)	67.1
Policyholder dividends	7.7	4.1	(3.1)	14.3	13.1

Statutory underwriting gain (loss) after policyholder dividends	$79.6	$102.6	$(39.1)	$(2,872.0)	$54.0

Adjusted statutory underwriting gain (loss) after policyholder dividends (1)	$79.6	$102.6	$(39.1)	$(2,072.0)	$54.0

Statutory combined ratio (2)
Loss and loss adjustment expense ratio	68.4%	66.8%	75.9%	113.4%	72.3%
Other underwriting expense ratio	26.3%	26.2%	25.4%	26.4%	25.6%

Combined ratio	94.7%	93.0%	101.3%	139.8%	97.9%

Adjusted combined ratio (1)	94.7%	93.0%	101.3%	128.0%	97.9%

GAAP combined ratio (1,2,3)
Loss and loss adjustment expense ratio	68.0%	66.2%	75.3%	101.3%	71.7%
Other underwriting expense ratio	26.8%	27.1%	26.4%	27.6%	26.7%

Combined ratio	94.8%	93.3%	101.7%	128.9%	98.4%

Impact on combined ratio
Catastrophes	2.2%	1.8%	(0.2)%	—	1.3%
Prior year reserve development - (benefit)/charge:
Asbestos:
Not subject to Citigroup indemnification agreement	—	—	—	31.5%	—
Subject to Citigroup indemnification agreement (1)	—	—	—	11.8%	—
Environmental	—	—	2.9%	2.2%	0.8%
All other	2.7%	1.2%	17.2%	0.3%	8.1%
Accretion of discount	0.8%	0.9%	0.9%	0.7%	0.9%
Other statistics
Effective tax rate on net investment income	23.5%	23.5%	23.4%	24.9%	23.6%
Net investment income (after-tax)	$279.3	$281.6	$312.5	$1,123.3	$1,151.9
Catastrophe losses, net of reinsurance (pre-tax)	$41.9	$35.4	$(3.5)	$—	$103.8
Asbestos and environmental losses (pre-tax)	$—	$—	$59.8	$3,095.1	$59.8

(1)	The adjusted statutory underwriting gain (loss) after policyholder dividends, the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)	Before policyholder dividends.

(3)	For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Loss and loss adjustment expenses	$51.6	$52.0	$57.9	$65.5	$59.1
Other underwriting expenses	51.1	56.8	60.7	59.3	77.2

Total fee income	$102.7	$108.8	$118.6	$124.8	$136.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Loss and loss adjustment expenses	$47.2	$55.8	$68.5	$227.0	$230.6
Other underwriting expenses	86.5	77.9	87.8	227.9	329.4

Total fee income	$133.7	$133.7	$156.3	$454.9	$560.0

See Glossary of Financial Measures on page 32.

Travelers property Casualty Corp.
Commercial Lines - Net Written Premiums by Market and Product Line
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Net written premiums by market
Core:
National Accounts	$96.8	$196.8	$218.6	$222.4	$226.9
Commercial Accounts	859.3	912.1	888.3	896.4	949.4
Select Accounts	455.0	472.9	453.6	488.0	509.3

Total Core	1,411.1	1,581.8	1,560.5	1,606.8	1,685.6

Specialty:
Bond	131.6	159.5	175.4	163.4	163.0
Gulf	145.0	180.2	103.7	150.5	167.9

Total Specialty	276.6	339.7	279.1	313.9	330.9

Total	$1,687.7	$1,921.5	$1,839.6	$1,920.7	$2,016.5

Net written premiums by product line
Commercial multi-peril	$514.6	$527.4	$503.8	$568.1	$617.2
Workers’ compensation	272.6	254.7	280.8	326.9	358.3
Commercial automobile	308.6	422.4	360.6	363.1	353.7
Property	241.1	319.5	260.4	267.8	284.0
Fidelity and surety	117.4	136.3	151.4	136.8	123.9
General liability	233.4	261.2	282.6	258.0	279.4

Total	$1,687.7	$1,921.5	$1,839.6	$1,920.7	$2,016.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Net written premiums by market
Core:
National Accounts	$192.8	$243.9	$239.2	$734.6	$902.8
Commercial Accounts	877.6	892.1	1,006.6	3,556.1	3,725.7
Select Accounts	517.4	505.7	515.2	1,869.5	2,047.6

Total Core	1,587.8	1,641.7	1,761.0	6,160.2	6,676.1

Specialty:
Bond	205.9	216.0	195.6	629.9	780.5
Gulf	164.3	162.1	168.5	579.4	662.8

Total Specialty	370.2	378.1	364.1	1,209.3	1,443.3

Total	$1,958.0	$2,019.8	$2,125.1	$7,369.5	$8,119.4

Net written premiums by product line
Commercial multi-peril	$571.4	$572.3	$636.1	$2,113.9	$2,397.0
Workers’ compensation	300.9	349.2	343.1	1,135.0	1,351.5
Commercial automobile	360.1	355.4	349.9	1,454.7	1,419.1
Property	278.0	280.0	333.2	1,088.8	1,175.2
Fidelity and surety	164.8	172.9	149.1	541.9	610.7
General liability	282.8	290.0	313.7	1,035.2	1,165.9

Total	$1,958.0	$2,019.8	$2,125.1	$7,369.5	$8,119.4

Travelers Property Casualty Corp.
Commercial Lines - Selected Production Statistics
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

National Accounts
Net written premiums	$96.8	$196.8	$218.6	$222.4	$226.9
Additions to claim volume under administration (1)	$871.3	$595.3	$549.8	$639.7	$1,097.3
Written fees	$138.3	$117.7	$108.1	$118.3	$182.2
Commercial Accounts
Net written premiums (2)	$675.8	$612.6	$680.1	$762.8	$815.1
New business premiums (2,3)	$187.3	$168.2	$176.5	$193.4	$204.8
Retention (2,3,4)	75%	74%	75%	78%	80%
Renewal price change (2,3,5)	24%	24%	25%	17%	16%
Net written premiums from acquisitions (6)	$183.5	$299.5	$208.2	$133.6	$134.3
Select Accounts
Net written premiums	$455.0	$472.9	$453.6	$488.0	$509.3
New business premiums (3)	$66.8	$72.5	$75.3	$90.7	$96.9
Retention (3,4)	79%	79%	80%	82%	84%
Renewal price change (3,5)	17%	18%	18%	17%	14%
Bond
Gross written premiums	$178.1	$183.5	$204.9	$204.6	$209.2
Net written premiums	$131.6	$159.5	$175.4	$163.4	$163.0
Gulf
Gross written premiums	$309.3	$338.7	$327.6	$335.4	$367.8
Net written premiums	$145.0	$180.2	$103.7	$150.5	$167.9

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

National Accounts
Net written premiums	$192.8	$243.9	$239.2	$734.6	$902.8
Additions to claim volume under administration (1)	$702.1	$681.9	$809.1	$2,656.1	$3,290.4
Written fees	$145.4	$140.5	$162.1	$482.4	$630.2
Commercial Accounts
Net written premiums (2)	$729.3	$756.0	$878.5	$2,731.3	$3,178.9
New business premiums (2,3)	$194.6	$196.5	$213.6	$725.4	$809.5
Retention (2,3,4)	81%	81%	80%	76%	81%
Renewal price change (2,3,5)	10%	9%	8%	22%	10%
Net written premiums from acquisitions (6)	$148.3	$136.1	$128.1	$824.8	$546.8
Select Accounts
Net written premiums	$517.4	$505.7	$515.2	$1,869.5	$2,047.6
New business premiums (3)	$93.9	$85.8	$91.2	$305.3	$367.8
Retention (3,4)	83%	83%	82%	80%	83%
Renewal price change (3,5)	14%	14%	13%	17%	14%
Bond
Gross written premiums	$237.2	$255.9	$238.2	$771.1	$940.5
Net written premiums	$205.9	$216.0	$195.6	$629.9	$780.5
Gulf
Gross written premiums	$348.2	$350.8	$367.1	$1,311.0	$1,433.9
Net written premiums	$164.3	$162.1	$168.5	$579.4	$662.8

(1)	Includes new and renewal business.

(2)	Excludes Northland and Associates acquired in 4Q01.

(3)	The current quarter statistics are subject to change due to further development.

(4)	Retention represents the estimated percentage of premium available for renewal which renewed in the current period.

(5)	Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(6)	Represents Northland and Associates acquired in 4Q01.

Travelers Property Casualty Corp.
Personal Lines Operating Income
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Premiums	$1,030.0	$1,068.3	$1,117.5	$1,138.3	$1,138.3
Net investment income	104.3	95.3	83.4	101.7	89.4
Other revenues	21.1	19.2	19.6	20.2	21.6

Total revenues	1,155.4	1,182.8	1,220.5	1,260.2	1,249.3

Claims and expenses
Claims and claim adjustment expenses	785.9	818.1	806.7	795.7	800.7
Amortization of deferred acquisition costs	175.1	180.3	187.7	194.3	184.4
General and administrative expenses	95.7	87.5	95.8	106.1	101.5

Total claims and expenses	1,056.7	1,085.9	1,090.2	1,096.1	1,086.6

Operating income before federal income taxes	98.7	96.9	130.3	164.1	162.7
Federal income taxes	27.5	26.9	38.3	50.4	50.2

Operating income	$71.2	$70.0	$92.0	$113.7	$112.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Revenues
Premiums	$1,192.8	$1,232.3	$1,259.2	$4,354.1	$4,822.6
Net investment income	90.9	89.8	91.0	384.7	361.1
Other revenues	22.8	20.5	20.3	80.1	85.2

Total revenues	1,306.5	1,342.6	1,370.5	4,818.9	5,268.9

Claims and expenses
Claims and claim adjustment expenses	858.0	907.7	768.0	3,206.4	3,334.4
Amortization of deferred acquisition costs	194.8	208.1	213.5	737.4	800.8
General and administrative expenses	100.2	102.3	116.0	385.1	420.0

Total claims and expenses	1,153.0	1,218.1	1,097.5	4,328.9	4,555.2

Operating income before federal income taxes	153.5	124.5	273.0	490.0	713.7
Federal income taxes	46.7	36.3	88.0	143.1	221.2

Operating income	$106.8	$88.2	$185.0	$346.9	$492.5

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Personal Lines After-Tax Operating Income by
Major Component and GAAP Combined Ratio
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

PL underwriting gain (loss), before catastrophes and prior year reserve development	$(3.7)	$5.3	$31.1	$18.9	$35.1
Catastrophes	(10.4)	(14.3)	(11.1)	(18.9)	(24.2)
Prior year reserve development - benefit/(charge) (1)	(3.3)	(2.6)	(2.0)	27.3	22.7

Underwriting gain (loss)	(17.4)	(11.6)	18.0	27.3	33.6
Net investment income	75.0	69.0	61.5	73.3	64.8
Other	13.6	12.6	12.5	13.1	14.1

PL operating income	$71.2	$70.0	$92.0	$113.7	$112.5

PL GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	74.2%	74.1%	70.4%	71.0%	70.1%
Other underwriting expense ratio	26.4%	25.2%	25.4%	26.4%	25.1%

	100.6%	99.3%	95.8%	97.4%	95.2%
Catastrophes	1.6%	2.1%	1.5%	2.6%	3.3%
Prior year reserve development - (benefit)/charge (1)	0.5%	0.4%	0.3%	(3.7)%	(3.1)%

PL GAAP Combined ratio	102.7%	101.8%	97.6%	96.3%	95.4%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

PL underwriting gain (loss), before catastrophes and prior year reserve development	$46.0	$44.6	$71.7	$51.6	$197.4
Catastrophes	(44.8)	(60.0)	(32.6)	(54.7)	(161.6)
Prior year reserve development - benefit/(charge) (1)	24.4	24.8	65.9	19.4	137.8

Underwriting gain (loss)	25.6	9.4	105.0	16.3	173.6
Net investment income	66.0	65.5	66.4	278.8	262.7
Other	15.2	13.3	13.6	51.8	56.2

PL operating income	$106.8	$88.2	$185.0	$346.9	$492.5

PL GAAP combined ratio, before catastrophes and prior year reserve development:
Loss and loss adjustment expense ratio	69.2%	69.3%	65.1%	72.4%	68.3%
Other underwriting expense ratio	24.7%	25.2%	26.2%	25.8%	25.3%

	93.9%	94.5%	91.3%	98.2%	93.6%
Catastrophes	5.8%	7.5%	4.0%	1.9%	5.2%
Prior year reserve development - (benefit)/charge (1)	(3.1)%	(3.1)%	(8.1)%	(0.7)%	(4.4)%

PL GAAP Combined ratio	96.6%	98.9%	87.2%	99.4%	94.4%

(1)	Includes a reduction in reserves of $32.5 million after-tax in 4Q03 and YTD 4Q03 related to the terrorist attack on September 11, 2001. This also reduced the combined ratio by 4.0 points and 1.0 points in 4Q03 and YTD 4Q03, respectively.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Personal Lines - Selected Statistics
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory Underwriting
Net written premiums by product line
Automobile	$687.1	$714.6	$741.8	$699.4	$736.6
Homeowners and other	350.3	459.4	476.2	446.2	413.4

Total	$1,037.4	$1,174.0	$1,218.0	$1,145.6	$1,150.0

Net written premiums by distribution channel
Independent agents	$850.7	$961.4	$995.8	$927.7	$945.0
Other channels	186.7	212.6	222.2	217.9	205.0

Total	$1,037.4	$1,174.0	$1,218.0	$1,145.6	$1,150.0

Net earned premiums	$1,030.0	$1,068.3	$1,117.5	$1,138.3	$1,138.3
Losses and loss adjustment expenses	785.7	818.4	806.6	795.7	800.7
Other underwriting expenses	261.6	278.9	295.9	291.3	280.3

Statutory underwriting gain (loss)	$(17.3)	$(29.0)	$15.0	$51.3	$57.3

Statutory combined ratio
Loss and loss adjustment expense ratio	76.3%	76.6%	72.2%	69.9%	70.3%
Other underwriting expense ratio	25.2%	23.8%	24.3%	25.4%	24.4%

Combined ratio	101.5%	100.4%	96.5%	95.3%	94.7%

GAAP combined ratio
Loss and loss adjustment expense ratio	76.3%	76.6%	72.2%	69.9%	70.3%
Other underwriting expense ratio	26.4%	25.2%	25.4%	26.4%	25.1%

Combined ratio	102.7%	101.8%	97.6%	96.3%	95.4%

Impact on combined ratio
Catastrophes	1.6%	2.1%	1.5%	2.6%	3.3%
Prior year reserve development - (benefit)/charge	0.5%	0.4%	0.3%	(3.7)%	(3.1)%
Other statistics
Effective tax rate on net investment income	28.2%	27.6%	26.3%	27.9%	27.5%
Net investment income (after-tax)	$75.0	$69.0	$61.5	$73.3	$64.8
Catastrophe losses, net of reinsurance (pre-tax)	$16.0	$22.0	$17.0	$29.1	$37.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Statutory Underwriting
Net written premiums by product line
Automobile	$777.7	$796.3	$742.7	$2,842.9	$3,053.3
Homeowners and other	533.6	559.5	521.6	1,732.1	2,028.1

Total	$1,311.3	$1,355.8	$1,264.3	$4,575.0	$5,081.4

Net written premiums by distribution channel
Independent agents	$1,075.1	$1,110.3	$1,028.8	$3,735.6	$4,159.2
Other channels	236.2	245.5	235.5	839.4	922.2

Total	$1,311.3	$1,355.8	$1,264.3	$4,575.0	$5,081.4

Net earned premiums	$1,192.8	$1,232.3	$1,259.2	$4,354.1	$4,822.6
Losses and loss adjustment expenses	858.0	907.7	768.0	3,206.4	3,334.4
Other underwriting expenses	312.0	333.8	331.0	1,127.7	1,257.1

Statutory underwriting gain (loss)	$22.8	$(9.2)	$160.2	$20.0	$231.1

Statutory combined ratio
Loss and loss adjustment expense ratio	71.9%	73.7%	61.0%	73.6%	69.1%
Other underwriting expense ratio	23.8%	24.6%	26.2%	24.6%	24.7%

Combined ratio	95.7%	98.3%	87.2%	98.2%	93.8%

GAAP combined ratio
Loss and loss adjustment expense ratio	71.9%	73.7%	61.0%	73.6%	69.1%
Other underwriting expense ratio	24.7%	25.2%	26.2%	25.8%	25.3%

Combined ratio	96.6%	98.9%	87.2%	99.4%	94.4%

Impact on combined ratio
Catastrophes	5.8%	7.5%	4.0%	1.9%	5.2%
Prior year reserve development - (benefit)/charge	(3.1)%	(3.1)%	(8.1)%	(0.7)%	(4.4)%
Other statistics
Effective tax rate on net investment income	27.4%	27.1%	27.0%	27.5%	27.3%
Net investment income (after-tax)	$66.0	$65.5	$66.4	$278.8	$262.7
Catastrophe losses, net of reinsurance (pre-tax)	$68.9	$92.3	$50.1	$84.1	$248.6

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Personal Lines - Selected Statistics - Automobile
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory underwriting
Net written premiums by distribution channel
Independent agents	$587.1	$610.0	$634.2	$589.9	$629.9
Other channels	100.0	104.6	107.6	109.5	106.7

Total	$687.1	$714.6	$741.8	$699.4	$736.6

Net earned premiums	$650.8	$674.6	$701.4	$710.2	$706.2
Losses and loss adjustment expenses	530.9	546.1	528.4	506.6	525.2
Other underwriting expenses	159.8	161.5	172.1	170.3	169.7

Statutory underwriting gain (loss)	$(39.9)	$(33.0)	$0.9	$33.3	$11.3

Statutory combined ratio
Loss and loss adjustment expense ratio	81.6%	81.0%	75.3%	71.3%	74.4%
Other underwriting expense ratio	23.3%	22.6%	23.2%	24.3%	23.0%

Combined ratio	104.9%	103.6%	98.5%	95.6%	97.4%

GAAP underwriting gain (loss)	$(41.1)	$(31.1)	$3.4	$25.2	$11.2
GAAP combined ratio
Loss and loss adjustment expense ratio	81.6%	81.0%	75.3%	71.3%	74.4%
Other underwriting expense ratio	24.7%	23.7%	24.2%	25.1%	24.0%

Combined ratio	106.3%	104.7%	99.5%	96.4%	98.4%

Catastrophe losses, net of reinsurance (pre-tax)	$—	$—	$—	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Statutory underwriting
Net written premiums by distribution channel
Independent agents	$667.0	$687.2	$633.5	$2,421.2	$2,617.6
Other channels	110.7	109.1	109.2	421.7	435.7

Total	$777.7	$796.3	$742.7	$2,842.9	$3,053.3

Net earned premiums	$736.6	$752.8	$758.9	$2,737.0	$2,954.5
Losses and loss adjustment expenses	551.3	568.6	563.7	2,112.0	2,208.8
Other underwriting expenses	172.4	185.3	178.5	663.7	705.9

Statutory underwriting gain (loss)	$12.9	$(1.1)	$16.7	$(38.7)	$39.8

Statutory combined ratio
Loss and loss adjustment expense ratio	74.8%	75.5%	74.3%	77.2%	74.8%
Other underwriting expense ratio	22.2%	23.3%	24.0%	23.3%	23.1%

Combined ratio	97.0%	98.8%	98.3%	100.5%	97.9%

GAAP underwriting gain (loss)	$14.8	$3.3	$14.0	$(43.6)	$43.3
GAAP combined ratio
Loss and loss adjustment expense ratio	74.8%	75.5%	74.3%	77.2%	74.8%
Other underwriting expense ratio	23.1%	24.0%	23.9%	24.4%	23.8%

Combined ratio	97.9%	99.5%	98.2%	101.6%	98.6%

Catastrophe losses, net of reinsurance (pre-tax)	$7.0	$3.5	$0.3	$—	$10.8

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Personal Lines - Selected Statistics - Homeowners and Other
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Statutory underwriting
Net written premiums by distribution channel
Independent agents	$263.6	$351.4	$361.6	$337.8	$315.1
Other channels	86.7	108.0	114.6	108.4	98.3

Total	$350.3	$459.4	$476.2	$446.2	$413.4

Net earned premiums	$379.2	$393.7	$416.1	$428.1	$432.1
Losses and loss adjustment expenses	254.8	272.3	278.2	289.1	275.5
Other underwriting expenses	101.8	117.4	123.8	121.0	110.6

Statutory underwriting gain (loss)	$22.6	$4.0	$14.1	$18.0	$46.0

Statutory combined ratio
Loss and loss adjustment expense ratio	67.2%	69.2%	66.9%	67.5%	63.8%
Other underwriting expense ratio	29.1%	25.6%	26.0%	27.1%	26.8%

Combined ratio	96.3%	94.8%	92.9%	94.6%	90.6%

GAAP underwriting gain	$14.6	$13.2	$24.0	$17.1	$40.6
GAAP combined ratio
Loss and loss adjustment expense ratio	67.2%	69.2%	66.9%	67.5%	63.8%
Other underwriting expense ratio	29.0%	27.5%	27.4%	28.5%	26.8%

Combined ratio	96.2%	96.7%	94.3%	96.0%	90.6%

Catastrophe losses, net of reinsurance (pre-tax)	$16.0	$22.0	$17.0	$29.1	$37.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Statutory underwriting
Net written premiums by distribution channel
Independent agents	$408.1	$423.1	$395.3	$1,314.4	$1,541.6
Other channels	125.5	136.4	126.3	417.7	486.5

Total	$533.6	$559.5	$521.6	$1,732.1	$2,028.1

Net earned premiums	$456.2	$479.5	$500.3	$1,617.1	$1,868.1
Losses and loss adjustment expenses	306.7	339.1	204.3	1,094.4	1,125.6
Other underwriting expenses	139.6	148.5	152.5	464.0	551.2

Statutory underwriting gain (loss)	$9.9	$(8.1)	$143.5	$58.7	$191.3

Statutory combined ratio
Loss and loss adjustment expense ratio	67.2%	70.7%	40.8%	67.7%	60.3%
Other underwriting expense ratio	26.2%	26.5%	29.2%	26.8%	27.2%

Combined ratio	93.4%	97.2%	70.0%	94.5%	87.5%

GAAP underwriting gain	$24.9	$10.9	$147.7	$68.9	$224.1
GAAP combined ratio
Loss and loss adjustment expense ratio	67.2%	70.7%	40.8%	67.7%	60.3%
Other underwriting expense ratio	27.3%	27.0%	29.6%	28.1%	27.8%

Combined ratio	94.5%	97.7%	70.4%	95.8%	88.1%

Catastrophe losses, net of reinsurance (pre-tax)	$61.9	$88.8	$49.8	$84.1	$237.8

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Personal Lines - Selected Production Statistics
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Automobile
Net written premiums	$687.1	$714.6	$741.8	$699.4	$736.6
Policies in force (PIF) (in thousands)	1,959	1,976	1,985	1,988	1,995
New business PIF (in thousands)	148	147	140	130	128
Retention (1,2,3)	80%	80%	80%	81%	81%
Renewal price change (1,3,4)	7%	8%	8%	8%	7%
Homeowners and other
Net written premiums	$350.3	$459.4	$476.2	$446.2	$413.4
Policies in force (PIF) (in thousands)	3,479	3,479	3,485	3,496	3,518
New business PIF (in thousands)	115	146	162	152	144
Retention (2,3)	80%	80%	80%	81%	81%
Renewal price change (3,4)	12%	16%	15%	15%	13%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Automobile
Net written premiums	$777.7	$796.3	$742.7	$2,842.9	$3,053.3
Policies in force (PIF) (in thousands)	2,016	2,045	2,069	1,988	2,069
New business PIF (in thousands)	134	145	138	565	545
Retention (1,2,3)	81%	81%	81%	80%	81%
Renewal price change (1,3,4)	6%	6%	5%	8%	6%
Homeowners and other
Net written premiums	$533.6	$559.5	$521.6	$1,732.1	$2,028.1
Policies in force (PIF) (in thousands)	3,576	3,645	3,709	3,496	3,709
New business PIF (in thousands)	190	223	203	575	760
Retention (2,3)	81%	81%	81%	80%	81%
Renewal price change (3,4)	10%	11%	9%	15%	11%

(1)	Represents standard voluntary automobile business, which represents approximately 93% and 95% of total auto policies in force at December 31, 2002 and 2003, respectively.

(2)	Retention represents the estimated percentage of policies from the prior year period renewed in the current period.

(3)	The current quarter statistics are subject to change due to further development.

(4)	Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

Travelers Property Casualty Corp.
Interest Expense and Other Operating Loss
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Revenues
Net investment income	$1.1	$(0.2)	$(0.5)	$0.1	$0.8
Other revenues	—	0.1	0.1	(0.1)	0.8

Total revenues	1.1	(0.1)	(0.4)	—	1.6

Claims and expenses
Interest expense	35.2	39.2	39.3	39.6	50.4
General and administrative expenses	(0.1)	(2.7)	1.4	6.9	5.0

Total claims and expenses	35.1	36.5	40.7	46.5	55.4

Operating loss before federal income tax benefit	(34.0)	(36.6)	(41.1)	(46.5)	(53.8)
Federal income tax benefit	(11.8)	(12.9)	(14.5)	(16.1)	(18.9)

Operating loss	$(22.2)	$(23.7)	$(26.6)	$(30.4)	$(34.9)

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Revenues
Net investment income	$—	$0.1	$(0.1)	$0.5	$0.8
Other revenues	0.1	0.1	0.1	0.1	1.1

Total revenues	0.1	0.2	—	0.6	1.9

Claims and expenses
Interest expense	39.1	36.8	35.1	153.3	161.4
General and administrative expenses	4.3	2.6	2.0	5.5	13.9

Total claims and expenses	43.4	39.4	37.1	158.8	175.3

Operating loss before federal income tax benefit	(43.3)	(39.2)	(37.1)	(158.2)	(173.4)
Federal income tax benefit	(15.3)	(13.9)	(13.1)	(55.3)	(61.2)

Operating loss	$(28.0)	$(25.3)	$(24.0)	$(102.9)	$(112.2)

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Consolidated Balance Sheet
(in millions, except shares and per share data)

	December 31,	December 31,
	2003 (1)	2002

Assets
Fixed maturities, available for sale at fair value (including $696.4 and $580.5 subject to securities lending and repurchase agreements) (amortized cost $31,478.3 and $28,877.8)	$33,045.5	$30,003.2
Equity securities, at fair value (cost $672.3 and $861.9)	732.6	851.5
Mortgage loans	210.8	257.9
Real estate held for sale	1.5	12.5
Short-term securities	2,138.3	4,853.6
Trading securities, at fair value	57.2	40.7
Other investments	2,467.0	2,405.8

Total investments	38,652.9	38,425.2

Cash	352.1	92.2
Investment income accrued	361.8	339.3
Premium balances receivable	4,089.5	3,861.4
Reinsurance recoverables	11,173.9	10,977.5
Deferred acquisition costs	964.9	873.0
Deferred federal income taxes	677.9	1,447.1
Contractholder receivables	3,120.7	2,544.1
Goodwill	2,411.5	2,411.5
Receivables for investment sales	182.4	138.7
Other assets	2,884.4	3,027.5

Total assets	$64,872.0	$64,137.5

Liabilities
Claims and claim adjustment expense reserves	$34,572.6	$33,736.0
Unearned premium reserves	7,110.8	6,459.9
Contractholder payables	3,120.7	2,544.1
Notes payable to former affiliates	—	700.0
Long-term debt	1,756.0	926.2
Convertible junior subordinated notes payable	868.7	867.8
Convertible notes payable	49.8	49.7
Payables for investment purchases	531.2	3,737.9
Payables for securities lending and repurchase agreements	711.0	597.9
Other liabilities	4,164.5	3,480.7

Total liabilities	52,885.3	53,100.2

TIGHI - obligated mandatorily redeemable securities of subsidiary trusts holding solely junior subordinated debt securities of TIGHI	—	900.0
Shareholders’ equity
Common stock:
Class A, $.01 par value, 1.5 billion shares authorized, 510.2 million and 504.2 million issued, and 505.7 million and 503.9 million outstanding at December 31, 2003 and 2002, respectively	5.1	5.0
Class B, $.01 par value, 1.5 billion shares authorized, 500.0 million issued, and 499.8 million and 500.0 million outstanding at December 31, 2003 and 2002, respectively	5.0	5.0
Additional paid-in capital	8,705.2	8,618.4
Retained earnings	2,290.2	880.5
Accumulated other changes in equity from nonowner sources	1,085.5	656.6
Treasury stock, at cost (4.7 million and .3 million shares)	(74.4)	(4.9)
Unearned compensation	(29.9)	(23.3)

Total shareholders’ equity	11,986.7	10,137.3

Total liabilities and shareholders’ equity	$64,872.0	$64,137.5

(1)	Preliminary.

Travelers Property Casualty Corp.
Investment Portfolio
(at carrying value, in millions)

	December 31,	Pre-tax Book	December 31,	Pre-tax Book
	2003	Yield	2002	Yield

Investment portfolio
Taxable fixed maturities (including redeemable preferred stock)	$17,654.6	5.54%	$16,748.7	6.59%
Tax-exempt fixed maturities	15,390.9	4.47	13,254.5	4.72
Non-redeemable preferred stocks	643.9	6.89	801.4	6.96
Common stocks	88.7	N/A	50.1	N/A
Mortgage loans	210.8	10.19	257.9	9.92
Real estate held for sale	1.5	N/A	12.5	N/A
Short-term securities	2,138.3	1.08	4,853.6	1.44
Trading securities	57.2	N/A	40.7	N/A
Private equities	1,225.8	N/A	1,087.3	N/A
Arbitrage funds	983.8	N/A	1,007.0	N/A
Real estate joint ventures and other	257.4	N/A	311.5	N/A

Total investments	$38,652.9	4.86%	$38,425.2	5.23%

Net unrealized gain on investment securities, net of tax and minority interest, included in shareholders’ equity	$1,060.3		$731.6

Travelers Property Casualty Corp.
Investment Portfolio - Fixed Maturities Data
(at carrying value, in millions)

	December 31,	December 31,
	2003	2002

Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$7,737.3	$8,940.5
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	1,384.0	1,096.8
Corporates (including redeemable preferreds)	8,240.7	6,403.5
Obligations of states and political subdivisions	15,427.3	13,286.0
Debt securities issued by foreign governments	256.2	276.4

Subtotal	33,045.5	30,003.2
Trading securities	33.0	28.1

Total fixed maturities	$33,078.5	$30,031.3

Fixed Maturities
Quality Characteristics (1)

	December 31, 2003

	Amount	% of Total

Quality Ratings
Aaa	$19,586.0	59.3%
Aa	6,002.1	18.2
A	2,510.1	7.6
Baa	2,890.8	8.7

Total investment grade	30,989.0	93.8

Ba	928.0	2.8
B	720.3	2.2
Caa and lower	408.2	1.2

Total below investment grade	2,056.5	6.2

Total fixed maturities, excluding trading securities	$33,045.5	100.0%

Trading securities	$33.0

Average weighted quality	AA2,AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.1

(1)	Rated using external rating agencies, or by Travelers Property Casualty Corp.’s investment advisors when a public rating does not exist. Below investment grade assets refer to securities rated “Ba1” or below.

Travelers Property Casualty Corp.
Net Investment Income
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Gross investment income
Fixed maturities	$409.9	$400.5	$411.5	$407.9	$390.7
Short-term securities	13.1	11.0	14.2	19.2	36.9
Mortgage loans	6.9	6.9	6.7	6.3	6.2
Other, including trading	66.7	60.9	20.7	74.8	35.5

	496.6	479.3	453.1	508.2	469.3
Investment expenses	8.8	14.5	12.4	21.0	13.4

Net investment income, pre-tax	487.8	464.8	440.7	487.2	455.9
Federal income taxes	126.7	118.4	108.8	124.1	112.1

Net investment income, after-tax	$361.1	$346.4	$331.9	$363.1	$343.8

Effective tax rate	26.0%	25.5%	24.7%	25.5%	24.6%
Average invested assets(1)	$31,582.9	$31,791.7	$32,449.3	$33,271.8	$34,372.6
Average yield pre-tax	6.2%	5.9%	5.5%	5.9%	5.3%
Average yield after-tax	4.6%	4.4%	4.1%	4.4%	4.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Gross investment income
Fixed maturities	$370.9	$372.3	$392.7	$1,629.8	$1,526.6
Short-term securities	37.9	23.2	9.5	57.5	107.5
Mortgage loans	5.7	8.8	5.0	26.8	25.7
Other, including trading	58.4	67.1	102.9	223.1	263.9

	472.9	471.4	510.1	1,937.2	1,923.7
Investment expenses	17.0	13.5	11.0	56.7	54.9

Net investment income, pre-tax	455.9	457.9	499.1	1,880.5	1,868.8
Federal income taxes	110.6	110.7	120.2	478.0	453.6

Net investment income, after-tax	$345.3	$347.2	$378.9	$1,402.5	$1,415.2

Effective tax rate	24.3%	24.2%	24.1%	25.4%	24.3%
Average invested assets(1)	$35,182.4	$35,454.4	$36,216.3	$32,505.0	$35,107.9
Average yield pre-tax	5.2%	5.2%	5.6%	6.0%	5.3%
Average yield after-tax	3.9%	3.9%	4.2%	4.4%	4.0%

(1)	Reduced by payables for securities lending and repurchase agreements and adjusted for the impact of net unrealized investment gains and losses, receivables for investment sales and payables on investment purchases.

Travelers Property Casualty Corp.
Net Realized and Unrealized Investment Gains (Losses)
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Net realized investment gains (losses)
Fixed maturities	$31.2	$(21.3)	$(54.5)	$212.1	$26.9
Equity securities	(1.3)	(6.6)	0.6	3.2	3.3
Other	(1.1)	(8.1)	2.6	(10.1)	(23.7)

Realized investment gains (losses) before tax and minority interest	28.8	(36.0)	(51.3)	205.2	6.5
Related taxes	9.9	(12.0)	(23.6)	71.8	2.3
Minority interest, net of tax	—	—	0.1	1.5	2.7

Net realized investment gains (losses)	$18.9	$(24.0)	$(27.8)	$131.9	$1.5

Gross investment gains (1)	$126.9	$144.9	$33.6	$298.4	$94.2
Gross investment losses before impairments (1)	(35.9)	(54.2)	(50.2)	(32.7)	(29.5)
Impairments	(62.2)	(126.7)	(34.7)	(60.5)	(58.2)

Realized investment gains (losses) before tax and minority interest	28.8	(36.0)	(51.3)	205.2	6.5
Related taxes	9.9	(12.0)	(23.6)	71.8	2.3
Minority interest, net of tax	—	—	0.1	1.5	2.7

Net realized investment gains (losses)	$18.9	$(24.0)	$(27.8)	$131.9	$1.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Net realized investment gains (losses)
Fixed maturities	$55.3	$(40.0)	$26.9	$167.5	$69.1
Equity securities	(1.1)	4.2	0.2	(4.1)	6.6
Other	(38.1)	12.5	11.6	(16.7)	(37.7)

Realized investment gains (losses) before tax and minority interest	16.1	(23.3)	38.7	146.7	38.0
Related taxes	5.5	(7.7)	13.3	46.1	13.4
Minority interest, net of tax	0.2	1.0	—	1.6	3.9

Net realized investment gains (losses)	$10.4	$(16.6)	$25.4	$99.0	$20.7

Gross investment gains (1)	$250.9	$251.6	$235.0	$603.8	$831.7
Gross investment losses before impairments (1)	(215.9)	(267.7)	(190.4)	(173.0)	(703.5)
Impairments	(18.9)	(7.2)	(5.9)	(284.1)	(90.2)

Realized investment gains (losses) before tax and minority interest	16.1	(23.3)	38.7	146.7	38.0
Related taxes	5.5	(7.7)	13.3	46.1	13.4
Minority interest, net of tax	0.2	1.0	—	1.6	3.9

Net realized investment gains (losses)	$10.4	$(16.6)	$25.4	$99.0	$20.7

	March 31,	June 30,	September 30,	December 31,
	2002	2002	2002	2002

Net unrealized investment gains (losses), by asset type
Fixed maturities	$143.7	$577.5	$1,398.1	$1,125.4
Equity securities	(11.6)	1.5	6.3	(10.4)

Unrealized investment gains before tax and minority interest	132.1	579.0	1,404.4	1,115.0
Related taxes	45.8	202.2	491.1	386.6
Minority interest, net of tax	—	—	—	(3.2)

Balance, end of period	$86.3	$376.8	$913.3	$731.6

[Additional columns below]

[Continued from above table, first column(s) repeated]

	March 31,	June 30,	September 30,	December 31,
	2003	2003	2003	2003

Net unrealized investment gains (losses), by asset type
Fixed maturities	$1,310.2	$1,818.8	$1,561.5	$1,567.2
Equity securities	12.5	56.0	50.0	60.3

Unrealized investment gains before tax and minority interest	1,322.7	1,874.8	1,611.5	1,627.5
Related taxes	459.3	652.6	564.0	569.6
Minority interest, net of tax	(5.4)	(1.9)	(3.3)	(2.4)

Balance, end of period	$868.8	$1,224.1	$1,050.8	$1,060.3

(1)	Includes gross investment gains and gross investment losses of $.7 million and $6.6 million, $123.4 million and $167.4 million, $206.8 million and $194.1 million, $174.8 million and $164.2 million, and $505.7 million and $532.3 million in 1Q03, 2Q03, 3Q03, 4Q03 and YTD 4Q03, respectively, related to U.S. Treasury futures which are settled daily. The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio. In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

Travelers Property Casualty Corp.
Reinsurance Recoverables
(in millions)

	December 31,	December 31,
	2003	2002

Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$6,946.0	$6,729.8
Allowance for uncollectible reinsurance	(386.4)	(329.1)

Net reinsurance recoverables	6,559.6	6,400.7
Mandatory pools and associations	2,203.7	2,094.9
Structured settlements	2,410.6	2,481.9

Total reinsurance recoverables	$11,173.9	$10,977.5

(1)	Reduced for known insolvencies.

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company’s experience and current economic conditions. Of the total net recoverables due from reinsurers at December 31, 2003, $5.3 billion or 81% were rated by A.M. Best and Company. Of the total rated by A.M. Best and Company, 98% were rated A- or better. The remaining 19% net recoverables from reinsurers comprise the following: 4% relates to Equitas, 5% relates to voluntary pools that the Company participates in, 4% relates to captive insurance companies and 6% were other companies not rated by A.M. Best and Company. In addition, $705.5 million of these net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2003.

The Company’s top five reinsurers by reinsurance recoverable at December 31, 2003 were as follows:

	Reinsurance
Reinsurer	Recoverable	A.M. Best Rating of Reinsurer

American Re-Insurance Company	$913.2	A+	second highest of 16 ratings
General Reinsurance Corporation	436.5	A++	highest of 16 ratings
Transatlantic Reinsurance Company	397.2	A++	highest of 16 ratings
Employers Reinsurance Corporation	360.7	A	third highest of 16 ratings
Swiss Reinsurance America Corporation	300.7	A+	second highest of 16 ratings

Our insurance subsidiaries are required to participate in various involuntary assigned risk pools, principally involving workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of that pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

Structured settlements are annuities purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion. The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so we reflect the amount as a liability and as a recoverable for GAAP purposes. Life insurers with current A.M. Best ratings of A or better represented 92% of the balance at December 31, 2003.

Travelers Property Casualty Corp.
Statutory Reserves for Losses and Loss Adjustment Expense
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Commercial Lines
Beginning of period	$17,488.6	$17,409.5	$17,426.3	$17,797.4	$20,321.7
Incurred*	1,149.8	1,235.5	1,522.8	3,804.8	1,433.0
Paids	(1,228.9)	(1,218.7)	(1,151.7)	(1,280.5)	(1,303.3)

End of period	$17,409.5	$17,426.3	$17,797.4	$20,321.7	$20,451.4

Personal Lines
Beginning of period	$2,725.9	$2,783.5	$2,880.5	$2,922.2	$2,958.5
Incurred*	785.7	818.4	806.6	795.7	800.7
Paids	(728.1)	(721.4)	(764.9)	(759.4)	(731.7)

End of period	$2,783.5	$2,880.5	$2,922.2	$2,958.5	$3,027.5

Total
Beginning of period	$20,214.5	$20,193.0	$20,306.8	$20,719.6	$23,280.2
Incurred*	1,935.5	2,053.9	2,329.4	4,600.5	2,233.7
Paids	(1,957.0)	(1,940.1)	(1,916.6)	(2,039.9)	(2,035.0)

End of period	$20,193.0	$20,306.8	$20,719.6	$23,280.2	$23,478.9

* Includes prior year reserve development (benefit)/charge and accretion of discount:
Commercial Lines
Prior year reserve development:
Asbestos:
Not subject to Citigroup indemnification agreement	$50.0	$51.2	$48.8	$1,995.0	$—
Subject to Citigroup indemnification agreement	—	—	245.0	555.0	—
Environmental	13.7	13.8	22.6	100.0	—
All other	20.9	15.3	(8.8)	(4.8)	198.4
Accretion of discount	11.1	11.1	11.1	11.2	20.7

Total Commercial Lines	95.7	91.4	318.7	2,656.4	219.1
Personal Lines (1)	5.0	4.0	3.1	(42.0)	(35.0)

Total	$100.7	$95.4	$321.8	$2,614.4	$184.1

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Commercial Lines
Beginning of period	$20,451.4	$20,316.4	$20,467.6	$17,488.6	$20,321.7
Incurred*	1,304.8	1,280.8	1,561.3	7,712.9	5,579.9
Paids	(1,439.8)	(1,129.6)	(1,217.6)	(4,879.8)	(5,090.3)

End of period	$20,316.4	$20,467.6	$20,811.3	$20,321.7	$20,811.3

Personal Lines
Beginning of period	$3,027.5	$3,106.0	$3,258.9	$2,725.9	$2,958.5
Incurred*	858.0	907.7	768.0	3,206.4	3,334.4
Paids	(779.5)	(754.8)	(809.1)	(2,973.8)	(3,075.1)

End of period	$3,106.0	$3,258.9	$3,217.8	$2,958.5	$3,217.8

Total
Beginning of period	$23,478.9	$23,422.4	$23,726.5	$20,214.5	$23,280.2
Incurred*	2,162.8	2,188.5	2,329.3	10,919.3	8,914.3
Paids	(2,219.3)	(1,884.4)	(2,026.7)	(7,853.6)	(8,165.4)

End of period	$23,422.4	$23,726.5	$24,029.1	$23,280.2	$24,029.1

* Includes prior year reserve development (benefit)/charge and accretion of discount:
Commercial Lines
Prior year reserve development:
Asbestos:
Not subject to Citigroup indemnification agreement	$—	$—	$—	$2,145.0	$—
Subject to Citigroup indemnification agreement	—	—	—	800.0	—
Environmental	—	—	59.8	150.1	59.8
All other	51.2	23.9	354.7	22.6	628.2
Accretion of discount	16.0	18.0	18.0	44.5	72.7

Total Commercial Lines	67.2	41.9	432.5	3,162.2	760.7
Personal Lines (1)	(37.5)	(38.1)	(101.4)	(29.9)	(212.0)

Total	$29.7	$3.8	$331.1	$3,132.3	$548.7

(1)	Includes a reduction in reserves of $50.0 million in 4Q03 and YTD 4Q03 related to the terrorist attack on September 11, 2001.

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Asbestos and Environmental Reserves
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Asbestos reserves
Beginning reserves:
Direct	$1,046.0	$1,004.0	$947.1	$1,188.3	$4,287.1
Ceded	(225.6)	(209.9)	(199.6)	(238.0)	(882.8)

Net	820.4	794.1	747.5	950.3	3,404.3
Incurred losses and loss expenses:
Not subject to Citigroup indemnification agreement:
Direct	49.8	51.2	96.3	2,662.9	—
Ceded	0.2	—	(47.5)	(667.9)	—
Subject to Citigroup indemnification agreement:
Direct	—	—	245.0	555.0	—
Accretion of discount:
Direct	—	—	—	—	7.6
Ceded	—	—	—	—	(0.1)
Losses paid:
Direct	91.8	108.1	100.1	119.1	211.6
Ceded	(15.5)	(10.3)	(9.1)	(23.1)	(21.9)

Ending reserves:
Direct	1,004.0	947.1	1,188.3	4,287.1	4,083.1
Ceded	(209.9)	(199.6)	(238.0)	(882.8)	(861.0)

Net	$794.1	$747.5	$950.3	$3,404.3	$3,222.1

Environmental reserves
Beginning reserves:
Direct	$478.8	$433.5	$417.5	$407.3	$447.8
Ceded	(82.8)	(69.3)	(66.1)	(65.3)	(62.3)

Net	396.0	364.2	351.4	342.0	385.5
Incurred losses and loss expenses:
Direct	14.0	13.5	22.1	104.3	—
Ceded	(0.3)	0.3	0.5	(4.3)	—
Losses paid:
Direct	59.3	29.5	32.3	63.8	10.4
Ceded	(13.8)	(2.9)	(0.3)	(7.3)	(8.4)

Ending reserves:
Direct	433.5	417.5	407.3	447.8	437.4
Ceded	(69.3)	(66.1)	(65.3)	(62.3)	(53.9)

Net	$364.2	$351.4	$342.0	$385.5	$383.5

Citigroup indemnification agreement
Beginning balance	$—	$800.0	$800.0	$555.0	$—
Incurred losses subject to Citigroup indemnification agreement	—	—	(245.0)	(555.0)	—

Ending balance	$800.0	$800.0	$555.0	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003	2002	2003

Asbestos reserves
Beginning reserves:
Direct	$4,083.1	$3,957.7	$3,884.7	$1,046.0	$4,287.1
Ceded	(861.0)	(846.6)	(818.3)	(225.6)	(882.8)

Net	3,222.1	3,111.1	3,066.4	820.4	3,404.3
Incurred losses and loss expenses:
Not subject to Citigroup indemnification agreement:
Direct	—	—	—	2,860.2	—
Ceded	—	—	—	(715.2)	—
Subject to Citigroup indemnification agreement:
Direct	—	—	—	800.0	—
Accretion of discount:
Direct	5.6	5.7	5.7	—	24.6
Ceded	(0.1)	(0.1)	(0.1)	—	(0.4)
Losses paid:
Direct	131.0	78.7	108.5	419.1	529.8
Ceded	(14.5)	(28.4)	(13.2)	(58.0)	(78.0)

Ending reserves:
Direct	3,957.7	3,884.7	3,781.9	4,287.1	3,781.9
Ceded	(846.6)	(818.3)	(805.2)	(882.8)	(805.2)

Net	$3,111.1	$3,066.4	$2,976.7	$3,404.3	$2,976.7

Environmental reserves
Beginning reserves:
Direct	$437.4	$337.6	$299.0	$478.8	$447.8
Ceded	(53.9)	(30.9)	(33.8)	(82.8)	(62.3)

Net	383.5	306.7	265.2	396.0	385.5
Incurred losses and loss expenses:
Direct	—	—	59.8	153.9	59.8
Ceded	—	—	—	(3.8)	—
Losses paid:
Direct	99.8	38.6	27.5	184.9	176.3
Ceded	(23.0)	2.9	7.4	(24.3)	(21.1)

Ending reserves:
Direct	337.6	299.0	331.3	447.8	331.3
Ceded	(30.9)	(33.8)	(41.2)	(62.3)	(41.2)

Net	$306.7	$265.2	$290.1	$385.5	$290.1

Citigroup indemnification agreement
Beginning balance	$—	$—	$—	$—	$—
Incurred losses subject to Citigroup indemnification agreement	—	—	—	(800.0)	—

Ending balance	$—	$—	$—	$—	$—

See Glossary of Financial Measures on page 32.

Travelers Property Casualty Corp.
Capitalization
(in millions)

	December 31,	December 31,
	2003	2002

Debt
Notes payable to former affiliates
3.60% Note due 11/7/2003, prepaid March 11, 2003	$—	$500.0
Floating rate loan under line of credit, repaid March 14, 2003	—	200.0

	—	700.0

Convertible notes
4.5% Convertible Junior Subordinated Notes due April 15, 2032	892.5	892.5
Debt issuance costs	23.8	24.7

	868.7	867.8
6.00% Notes due 12/31/2032	49.8	49.7

	918.5	917.5

Long-term debt
Floating rate note due 1/30/2004, prepaid February 5, 2003	—	550.0
6.75% Notes due 11/15/2006	150.0	150.0
3.75% Notes due 3/15/2008	400.0	—
7.81% Notes various due dates 9/16/2003 - 9/16/2011	24.0	27.0
5.00% Notes due 3/15/2013	500.0	—
7.75% Notes due 4/15/2026	200.0	200.0
6.375% Notes due 3/15/2033	500.0	—

Total long-term debt	1,774.0	927.0
Debt issuance costs	18.0	0.8

	1,756.0	926.2

Total debt	$2,674.5	$2,543.7

Trust preferred securities
8.08% trust preferred securities due April 30, 2036, redeemed April 9, 2003	$—	$800.0
8.00% trust preferred securities due May 15, 2036, redeemed April 9, 2003	—	100.0

	$—	$900.0

Minority interest	$104.6	$87.0

Common equity (1)	$10,926.4	$9,412.4

Total capital and debt (1)	$13,705.5	$12,943.1

Total debt (including trust preferred securities) to capital (1)	19.5%	26.6%

(1)	Excludes SFAS 115.

Travelers Property Casualty Corp.
Statutory to GAAP Shareholders’ Equity Reconciliation
(in millions)

	December 31,	December 31,
	2003	2002

Statutory capital and surplus	$8,444.2	$7,286.6
GAAP adjustments
Noninsurance companies	(2,049.2)	(2,670.1)
Goodwill and intangible assets	2,607.0	2,550.0
Investments	1,644.7	1,405.7
Deferred acquisition costs	962.5	871.3
Reinsurance recoverables	152.4	121.1
Furniture, equipment & software	147.4	150.5
Employee benefits	101.5	98.7
Agents balances	27.8	62.1
Deferred federal income tax	(70.7)	205.2
Other	19.1	56.2

Total GAAP adjustments	3,542.5	2,850.7

GAAP shareholders’ equity	$11,986.7	$10,137.3

Travelers Property Casualty Corp.
Statement of Cash Flows
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Cash flows from operating activities
Net Income (loss)	$102.1	$332.0	$332.3	$(793.4)	$340.0
Adjustments to reconcile net income to net cash
provided by operating activities
Net realized investment (gains) losses	(28.8)	36.0	51.3	(205.2)	(6.5)
Cumulative effect of change in accounting principle, net of tax	242.6	—	—	—	—
Depreciation and amortization	9.8	8.7	12.1	11.2	10.3
Deferred federal income taxes (benefit)	(68.4)	(39.7)	33.7	(514.4)	454.3
Amortization of deferred policy acquisition costs	426.4	446.1	462.3	475.4	462.7
Premium balances receivable	(89.4)	(119.6)	(18.5)	23.1	(87.2)
Reinsurance recoverables	(87.5)	143.8	644.2	(630.7)	23.8
Deferred acquisition costs	(442.7)	(510.3)	(488.2)	(473.9)	(480.4)
Claim and claim adjustment expense reserves	31.9	(33.3)	(184.6)	3,185.4	65.0
Unearned premium reserves	258.4	217.6	263.6	53.4	215.6
Trading account activities	(28.5)	238.0	(91.6)	(2.3)	(1.8)
Recoveries from former affiliate	—	—	—	159.3	360.7
Other	(71.2)	134.9	65.7	(553.5)	(463.8)

Net cash provided by operating activities	254.7	854.2	1,082.3	734.4	892.7

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	748.3	645.8	681.7	937.5	915.3
Mortgage loans	2.1	11.0	1.0	7.5	3.6
Proceeds from sales of investments
Fixed maturities	2,810.3	3,075.0	1,278.9	5,354.3	2,076.8
Equity securities	27.7	48.4	32.8	18.3	70.2
Real estate held for sale	—	—	0.7	22.6	—
Purchase of investments
Fixed maturities	(3,270.7)	(5,119.1)	(3,251.9)	(7,363.6)	(3,609.8)
Equity securities	(46.9)	(31.8)	(14.0)	(6.9)	(2.9)
Mortgage loans	—	—	—	(5.2)	(4.9)
Real estate held for sale	—	(4.7)	3.5	—	—
Short-term securities, (purchases) sales, net	(252.5)	201.1	26.3	(1,705.8)	(209.9)
Other investments, net	337.6	333.9	(149.7)	(277.1)	45.1
Securities transactions in course of settlement	(131.9)	169.2	196.7	2,389.4	(646.1)

Net cash provided by (used in) investing activities	224.0	(671.2)	(1,194.0)	(629.0)	(1,362.6)

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003 (1)	2002	2003 (1)

Cash flows from operating activities
Net Income (loss)	$441.2	$426.1	$488.7	$(27.0)	$1,696.0
Adjustments to reconcile net income to net cash
provided by operating activities
Net realized investment (gains) losses	(16.1)	23.3	(38.7)	(146.7)	(38.0)
Cumulative effect of change in accounting principle, net of tax	—	—	—	242.6	—
Depreciation and amortization	8.6	36.2	29.6	41.8	84.7
Deferred federal income taxes (benefit)	(13.5)	69.7	28.6	(588.8)	539.1
Amortization of deferred policy acquisition costs	483.4	512.3	525.3	1,810.2	1,983.7
Premium balances receivable	(146.7)	56.1	(50.3)	(204.4)	(228.1)
Reinsurance recoverables	(90.1)	137.6	(267.7)	69.8	(196.4)
Deferred acquisition costs	(515.7)	(546.6)	(532.9)	(1,915.1)	(2,075.6)
Claim and claim adjustment expense reserves	(150.1)	203.1	718.6	2,999.4	836.6
Unearned premium reserves	143.3	231.0	61.0	793.0	650.9
Trading account activities	(1.3)	(5.1)	(8.3)	115.6	(16.5)
Recoveries from former affiliate	—	—	—	159.3	360.7
Other	795.7	(89.4)	(6.2)	(424.1)	236.3

Net cash provided by operating activities	938.7	1,054.3	947.7	2,925.6	3,833.4

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	1,139.1	1,430.0	977.3	3,013.3	4,461.7
Mortgage loans	10.1	33.8	11.3	21.6	58.8
Proceeds from sales of investments
Fixed maturities	2,053.7	3,043.4	1,168.6	12,518.5	8,342.5
Equity securities	78.4	59.5	46.0	127.2	254.1
Real estate held for sale	10.8	0.2	—	23.3	11.0
Purchase of investments
Fixed maturities	(3,589.3)	(5,038.3)	(3,317.8)	(19,005.3)	(15,555.2)
Equity securities	(36.7)	(15.9)	(5.1)	(99.6)	(60.6)
Mortgage loans	(2.8)	(4.0)	—	(5.2)	(11.7)
Real estate held for sale	—	—	—	(1.2)	—
Short-term securities, (purchases) sales, net	(13.1)	2,816.9	316.3	(1,730.9)	2,910.2
Other investments, net	173.7	(155.5)	(3.5)	244.7	59.8
Securities transactions in course of settlement	276.6	(2,651.8)	75.7	2,623.4	(2,945.6)

Net cash provided by (used in) investing activities	100.5	(481.7)	(731.2)	(2,270.2)	(2,475.0)

(1)	Preliminary.

- Continued on next page -

Travelers Property Casualty Corp.
Statement of Cash Flows (Continued)
(in millions)

	1Q	2Q	3Q	4Q	1Q
	2002	2002	2002	2002	2003

Cash flows from financing activities
Issuance of convertible notes, net	867.0	—	50.3	—	—
Issuance of short-term debt	—	—	—	—	549.5
Payment of short-term debt	—	—	—	—	(75.0)
Issuance of long-term debt	—	—	—	549.4	1,381.9
Payment of long-term debt	—	—	(3.0)	—	(550.0)
Issuance of note payable to former affiliate	—	—	—	250.0	—
Payment of note payables to former affiliates	(5,149.0)	(150.0)	—	(1,050.0)	(700.0)
Redemption of mandatorily redeemable preferred stock	—	—	—	—	—
Treasury stock acquired:
Purchased	—	—	—	—	—
Net employee stock-based compensation	—	—	(1.1)	(2.6)	(2.3)
Initial public offering	4,089.5	—	—	—	—
Issuance of common stock - employee stock options	—	—	1.6	8.5	8.2
Receipts from former affiliates	157.5	—	—	—	—
Dividends to shareholders	—	—	—	—	(60.5)
Dividends to former affiliate	(157.5)	—	—	—	—
Payment of dividend of preferred stock on subsidiary	—	—	(0.9)	(1.3)	(1.3)
Purchase of real estate from former affiliate	(68.2)	—	—	—	—
Transfer of employee benefit obligations to former affiliates	(172.4)	—	—	—	(22.7)
Transfer of lease obligations to former affiliate	(87.8)	—	—	—	—
Minority investment in subsidiary	—	—	89.5	—	—
Other	—	—	(19.6)	—	—

Net cash provided by (used in) financing activities	(520.9)	(150.0)	116.8	(246.0)	527.8

Net increase (decrease) in cash	(42.2)	33.0	5.1	(140.6)	57.9
Cash at beginning of period	236.9	194.7	227.7	232.8	92.2

Cash at end of period	$194.7	$227.7	$232.8	$92.2	$150.1

Supplemental disclosure of cash flow information
Income taxes (received) paid	$(21.0)	$125.5	$(21.3)	$0.2	$36.8
Interest paid	$6.0	$34.5	$49.5	$50.6	$42.3

[Additional columns below]

[Continued from above table, first column(s) repeated]

				YTD	YTD
	2Q	3Q	4Q	4Q	4Q
	2003	2003	2003 (1)	2002	2003 (1)

Cash flows from financing activities
Issuance of convertible notes, net	—	—	—	917.3	—
Issuance of short-term debt	—	—	—	—	549.5
Payment of short-term debt	(24.0)	(451.0)	—	—	(550.0)
Issuance of long-term debt	—	—	—	549.4	1,381.9
Payment of long-term debt	—	(3.0)	—	(3.0)	(553.0)
Issuance of note payable to former affiliate	—	—	—	250.0	—
Payment of note payables to former affiliates	—	—	—	(6,349.0)	(700.0)
Redemption of mandatorily redeemable preferred stock	(900.0)	—	—	—	(900.0)
Treasury stock acquired:
Purchased	—	(40.0)	—	—	(40.0)
Net employee stock-based compensation	(3.8)	(6.6)	(4.9)	(3.7)	(17.6)
Initial public offering	—	—	—	4,089.5	—
Issuance of common stock - employee stock options	9.3	9.7	13.2	10.1	40.4
Receipts from former affiliates	—	—	—	157.5	—
Dividends to shareholders	(60.4)	(80.5)	(80.4)	—	(281.8)
Dividends to former affiliate	—	—	—	(157.5)	—
Payment of dividend of preferred stock on subsidiary	(1.3)	(1.3)	(1.3)	(2.2)	(5.2)
Purchase of real estate from former affiliate	—	—	—	(68.2)	—
Transfer of employee benefit obligations to former affiliates	—	—	—	(172.4)	(22.7)
Transfer of lease obligations to former affiliate	—	—	—	(87.8)	—
Minority investment in subsidiary	—	—	—	89.5	—
Other	—	—	—	(19.6)	—

Net cash provided by (used in) financing activities	(980.2)	(572.7)	(73.4)	(800.1)	(1,098.5)

Net increase (decrease) in cash	59.0	(0.1)	143.1	(144.7)	259.9
Cash at beginning of period	150.1	209.1	209.0	236.9	92.2

Cash at end of period	$209.1	$209.0	$352.1	$92.2	$352.1

Supplemental disclosure of cash flow information
Income taxes (received) paid	$(525.0)	$127.7	$296.3	$83.4	$(64.2)
Interest paid	$26.0	$48.5	$22.9	$140.6	$139.7

(1)	Preliminary.

Travelers Property Casualty Corp.
Glossary of Financial Measures

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis. These measures are components of net income but, in some cases, are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income, and in some cases, require inclusion or exclusion of certain items not ordinarily included or excluded in a GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations.

Operating income and operating income per share: Net income excluding the after-tax impact of net realized investment gains (losses) and cumulative effect of changes in accounting principles. For 2002 and prior, operating income also excludes non-recurring restructuring charges related to periods prior to the spin-off from Citigroup.

Return on equity is the ratio of net income to average equity. Operating return on equity is the ratio of operating income to average equity excluding net unrealized gains or losses on investment securities, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results. In particular, net realized investment gains or losses are significantly impacted by both discretionary and other economic factors and are not necessarily indicative of insurance-related trends. In addition, the Company’s management uses operating income, operating income per share and operating return on equity internally to evaluate performance against historical results and established financial targets on a consolidated basis.

Underwriting gain or loss: The profit or loss experienced by a property casualty insurance company after deducting claims and claim adjustment expenses and operating expenses from net earned premiums and fee income. This profit or loss calculation includes reinsurance assumed and ceded but excludes net investment income.

Underwriting gain or loss measures the return on the Company’s in force property casualty contracts and reflects the contribution of underwriting activities to earnings. Underwriting gain or loss includes the effects of catastrophes and loss reserve development.

•	A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence. In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

•	Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims. Loss reserve development may be related to prior year or current year development. In the opinion of the Company’s management, a discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

The Company uses consolidated underwriting gain or loss before catastrophes and prior year reserve development to represent the contribution to earnings from current period underwriting (i.e., without development on business written in prior periods) and the highly irregular effects of catastrophes. A reconciliation of these measures to net income is provided on page 4.